Exhibit 99.1

July 2018  KBW Community Bank Conference Investor Presentation

Safe Harbor Statements    Forward Looking StatementsThis presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Reliant Bancorp to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (i) the possibility that our asset quality would decline or that we experience greater loan losses than anticipated; (ii) increased levels of other real estate, primarily as a result of foreclosures; (iii) the impact of liquidity needs on our results of operations and financial condition; (iv) competition from financial institutions and other financial service providers; (v) the risk that the cost savings and any revenue synergies from our merger with Community First, Inc. (“Community First”) may not be realized or take longer than anticipated to be realized; (vi) the effect of the announcement or completion of the Community First merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); (vii) the risk that integration of Community First’s operations with those of Reliant Bancorp will be materially delayed or will be more costly or difficult than expected; (viii) the amount of costs, fees, expenses, and charges related to the Community First merger; (ix) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the Community First merger; (x) general competitive, economic, political and market conditions, including economic conditions in the local markets where we operate; (xi) the impact of negative developments in the financial industry and U.S. and global capital and credit markets; (xii) our ability to retain the services of key personnel; (xiii) our ability to adapt to technological changes; (xiv) risks associated with litigation, including the applicability of insurance coverage; (xv) the vulnerability of Reliant Bank’s digital network and online banking portals, and the systems of parties with whom Reliant Bancorp and Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (xvi) changes in state and federal legislation, regulations or policies applicable to banks, including regulatory or legislative developments; (xvii) adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (xviii) general competitive, economic, political and market conditions.   Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Members of Reliant’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of Reliant believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, tangible common equity to assets, efficiency ratio, adjusted income return on average assets, and return on tangible common equity. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation.

Company Overview  July 2018

Reliant Bank Franchise Overview

Branch Network



Clarksville
MONTGOMERY
24
ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
DAVIDSON
Nashville
Lebanon
WILSON
40
DICKSON
Dickson
Brentwood
Franklin
WILLIAMSON
Murfreesboro
HICKMAN
65
RUTHERFORD
Columbia
MAURY
HAMILTON
Chattanooga
Full Service Branch (15)
Mortgage LPO (1)
Murfreesboro (Q3)
Chattanooga (Q4)

Q1 '18 Financial Summary

Market Information		
Price Per Share (7/25/18)	$28.84	
Market Cap. ($mm)	321	
Price / Tang. Book (1)	221	%
Price / '18 EPS	20.9	
Price / '19 EPS	18.4	
Balance Sheet ($mm)		
Total Assets	$1,660	
Loans Held for Investment	1,142	
Deposits	1,334	
Tangible Common Equity	150	
Loans Held for Investment / Deposits	85.6	%
MRQ Profitability		
Adjusted ROAA (1)	0.96	%
Asset Quality		
NPAs / Loans + OREO	0.57	%
Reserves / NPLs	230.5	
Reserves / Loans Held for Investment	0.89	
Capital Ratios		
Tang. Com. Equity / Tang. Assets (1)	9.33	%
Leverage Ratio	9.98	
CET1 Ratio	12.14	
Tier 1 Capital Ratio	12.14	
Total Capital Ratio	12.93	
Loan Concentration		
C&D Loans / Total Bank Capital	113	%
CRE Loans / Total Bank Capital	265	

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
- 11th largest bank by deposits in the Nashville MSA(2) and 3rd largest community bank(3) by deposits headquartered in the Nashville MSA
- Concentrated on building in-market banking relationships; 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 13.0% insider ownership amongst management and the board of directors

Source: SNL Financial
Financial data as of or for the three months ended 3/31/18; ownership data as of most recent available; pricing data as of 7/25/18
Note: RBNC reserves / loans excludes mortgage loans held for sale
(1) Refer to appendix for "Reconciliation of non-GAAP financial measures"
(2) The Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the "Nashville MSA")
(3) Community bank defined as institutions with total assets less than $10 billion

Reliant BANCORP, INC.

4

Experienced Management Team



DeVan D. Ard, Jr.
Chairman, President & CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

37 years of banking experience / 13 years at RBNC / 19 years in Middle TN



Louis E. Holloway
Executive VP, COO

- Executive Vice President – Chief Operating Officer since January 2018
- Former Chief Executive Officer of Community First, Inc.

42 years of banking experience / <1 year at RBNC / 32 years in Middle TN



James Daniel Dellinger
CFO

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

26 years of banking experience / 12 years at RBNC / 21 years in Middle TN



Eddie Gammon
Executive VP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

33 years of banking experience / 2 years at RBNC / 3 years in Middle TN



Alan Mims
Executive VP, CCO

- Executive Vice President – Chief Credit Officer since December 2017
- Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta

29 years of banking experience / 1 year at RBNC / 1 year in Middle TN



John R. Wilson
Executive VP, CLO

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

29 years of banking experience / 12 years at RBNC / 29 years in Middle TN



Kim York
Executive VP, CSO

- Executive Vice President – Chief Strategy Office since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

23 years of banking experience / 2 years at RBNC / 23 years in Middle TN

Reliant BANCORP, INC.

Source: SNL Financial

5

Nashville Deposit Market Share Dollars in millions Source: SNL Financial Deposit market share data as of 6/30/17 (1)Community bank defined as an institution with less than $10 billion in total assets (2)Percent of total deposits in the Nashville MSA Top 25 Deposit Market Share Community Deposits Market Percent of Rank Bank Rank (1)Institution($mm) Share Total Franchise (2)1--Bank of America Corp.$8,96515.6%0.7%2--Regions Financial Corp.7,593 13.27.73--Pinnacle Financial Partners Inc.7,142 12.445.24--SunTrust Banks Inc.6,275 10.93.95--First Horizon National Corp.4,671 8.115.261Franklin Financial Network Inc.2,878 5.0100.07--U.S. Bancorp2,112 3.70.682Wilson Bank Holding Co.1,834 3.290.79--Fifth Third Bancorp1,707 3.01.410--Wells Fargo & Co.1,385 2.40.1113Reliant Bancorp Inc.1,267 2.2100.0124CapStar Financial Holdings Inc.1,134 2.073.8135FB Financial Corp.1,085 1.928.5146First Farmers and Merchants Corp.879 1.574.215--BB&T Corp.541 0.90.3167First Farmers Bancshares Inc.506 0.9100.017--Renasant Corp.490 0.94.8188Volunteer State Bancshares Inc.457 0.8100.019--Synovus Financial Corp.445 0.81.8209Truxton Corp.347 0.6100.02110InsCorp Inc.328 0.6100.02211Citizens Bancorp Investment Inc.320 0.646.023--Simmons First National Corp.313 0.62.82412Southeastern Bancorp Inc.311 0.552.02513Citizens Bank308 0.564.2Totals (1-25)$53,29592.9%Totals (25-60)4,098 7.1

Nashville MSA Demographics Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce, U.S. Census Bureau- 2016 (1) RBNC deposit data weighted by county Nashville Market Highlights 2023 Median Household Income (HHI) ($) ‘18 – ‘23 Projected HHI Growth (%) ‘18 – ‘23 Projected Population Growth (%) Scale ‒ The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 million ‒ The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.9 million as of July 2017 ‒ The Nashville region gained 69 net new people per day on average in 2016 ‒ Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually ‒ Unemployment rate of 2.7% is below the national average of 4.1% as of December 2017 ‒ Median HHI growth of 16.5% from 2000-2012 Strong Business Environment ‒ Personal state income tax: 0.0% ‒ Ranked 3rd in “The Best Big Cities for  Jobs 2017” ‒ 7th on Forbes’ list of fastest-growing cities of 2018 ‒ Ranked 1st on Forbes’ list for metro area job growth in professional and business services (2017) ‒ Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, Ford Motor Credit, and AllianceBernstein (2018) ‒ Home to 14 Fortune 1000 companies, including 5 Fortune 500 headquarters Passionate Sports Fan Base – Nashville Predators – Tennessee Titans 7 11.2% 12.4% 8.7% 8.9% 0.0% 4.0% 8.0% 12.0% 16.0% RBNC Nashville MSA Southeast US 7.3% 6.9% 4.5% 3.5% 0.0% 2.5% 5.0% 7.5% 10.0%  2023 Median Household Income (HHI) ($) $92,929 $72,149 $59,149 $66,452 $0 $30,000 $60,000 $90,000 $120,000  RBNC Nashville MSA Southeast US

Projected Population Growth by County Projected Population Growth by 2030 Source: Boyd Center for Business and Economic Research, University of Tennessee, Knoxville - September 2017 Deposit market share data as of 6/30/17; pro forma for announced transactions TN County Ranking 1 2 5 9 10 14 25 54 28.4% 28.1% 17.9% 13.9% 12.9% 11.8% 8.8% 1.8% 0.0% 8.0% 16.0% 24.0% 32.0% Williamson Rutherford Sumner Maury Robertson Davidson Hamilton Hickman Market Share Rank 6 NA 9 2 4 25 NA 1

Growing and Diversified Lending Platform  Source: SNL Financial, Company documents  Data as of or for the three months ended 6/30/18  Note: Loan portfolio composition utilizes call report categories based on collateral type  (1) Based upon non-owner occupied CRE portfolio as of 6/30/18  Loan Portfolio Composition  Loans Held for Investment ($mm) Commercial Real Estate Portfolio (1)  C&D Portfolio 1-4 Family Construction 5% Other C&D 11% Agricultural Related Loans 3% HELOCs 9% 1-4 Family - First Lien 19% 1-4 Family - Junior Lien < 1% Multifamily < 1% Owner- Occupied CRE 13% Non Owner- Occupied CRE 21% C&I 15% Consumer & Other 3% Churches / Religious < 1% Gas Station / C-Store 2% Hotel / Motel 17% Industrial / Warehouse 5% Of f ice - General 16% Of f ice Condo < 1% Retail - Non- Anchored Tenants 34% Restaurant - National Franchise 3% Restaurant - Other < 1% Retail - Single Credit Tenant 13% Self Storage 4% Other 2%Multifamily 3% 1 - 4 Family Residential - Builders / Non- Owner Occupied 27% 1 - 4 Family Residential - Owner Occupied 7% Land and Lots Not Currently Under Development 24% Industrial / Warehouse < 1% Residential Development & Lots 9% Restaurant < 1% Apartment / Multi-Family 6%Church < 1% Hotel / Motel 12% Of f ice - General 3% Retail Construction 4%Self Storage 4% Other < 1% Commercial Construction - Owner- Occupied 2%

Asset Quality Source: SNL Financial  Data as of or for the three months ended each respective quarter  (1) Data has been annualized  Nonperforming Assets  Net Charge Offs (recoveries) / Average Loans (%) (1) $5,856 $4,950 $5,161 $6,427 $4,360 $1,650 $2,060 $251 $200 $4 $51 0.85% 0.69% 0.67% 0.73% 0.57% 0.00% 0.25% 0.50% 0.75% 1.00% $0 $3,000 $6,000 $9,000 $12,000 $15,000 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Nonaccruals ($000) OREO ($000) Loans 90 Days Past Due Still Accruing NPAs / Loans + OREO (%) (0.03%) 0.17% 0.01% 0.05% 0.00% (0.10%) 0.00% 0.10% 0.20% 0.30% 0.40% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18

Deposit Portfolio Dollars in millions  Source: SNL Financial; Company Documents  Data as of or for the three months ended the date indicated  Deposit Composition – 6/30/18  Non-Interest Bearing Deposits ($mm)  Total Deposits ($mm) & Cost of Deposits (%) Demand 17% Interest- Bearing Demand 11% Money Market & Savings 26% Time Deposits 46% Deposit Composition Amount % of Total Demand $225 16.9 % Interest-Bearing Demand 140 10.5 Money Market & Savings 353 26.4 Time Deposits 616 46.2 Total Deposits $1,334 100.0% $116 $135 $140 $135 $136 $136 $132 $132 $228 $225 $0 $60 $120 $180 $240 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 $658 $648 $660 $764 $826 $840 $840 $884 $1,349 $1,334 0.40% 0.39% 0.38% 0.45% 0.45% 0.54% 0.64% 0.80% 0.78% 0.85% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $400 $800 $1,200 $1,600 Q1 '16Q2 '16Q3 '16Q4 '16Q1 '17Q2 '17Q3 '17Q4 '17Q1 '18Q2 '18 Total Deposits Cost of Deposits

Historical Profitability Trends  Source: SNL Financial, Company Documents Data as of or for the three months ended each respective quarter  (1) Refer to appendix for “Reconciliation of non-GAAP financial measures”  Adjusted ROAA (1) (%)  Reported ROATCE (%)  Adjusted ROATCE (1) (%) 0.90% 0.73% 0.43% 0.93% 0.53% 0.00% 0.30% 0.60% 0.90% 1.20% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 9.03% 6.92% 3.77% 10.04% 5.71% 0.00% 3.00% 6.00% 9.00% 12.00% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 0.89% 0.83% 0.89% 0.91% 0.96% 0.00% 0.30% 0.60% 0.90% 1.20% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 8.96% 7.87% 7.75% 9.87% 10.45% 0.00% 3.00% 6.00% 9.00% 12.00% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18

Historical Profitability Trends Source: SNL Financial, Company Documents  Data as of or for the three months ended each respective quarter  (1) Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets  (2) Per segment reporting; excludes impact of mortgage joint venture  Retail Banking Non-Interest Income (2) / Average Assets (%)  Retail Banking Efficiency Ratio (2) (%)  Retail Banking Non-Interest Expense (2) / Average Assets (%) 4.01% 4.08% 3.80% 3.79% 3.74% 3.25% 3.50% 3.75% 4.00% 4.25% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 0.24% 0.20% 0.23% 0.32% 0.32% 0.00% 0.10% 0.20% 0.30% 0.40% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 2.38% 2.27% 2.12% 2.23% 2.18% 2.00% 2.15% 2.30% 2.45% 2.60% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 60.8% 57.2% 58.2% 61.1% 59.4% 45.0% 50.0% 55.0% 60.0% 65.0% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18

Capital & Liquidity Position TCE / TA (1) (%)  Loan / Deposit Ratio (%)  Leverage Ratio (%) Total Risk Based Capital Ratio (%)  Source: SNL Financial  Data as of or for the three months ended each respective quarter  (1) Refer to appendix for “Reconciliation of non-GAAP financial measures”  10.07% 12.17% 11.46% 9.53% 9.33% 8.00% 9.50% 11.00% 12.50% 14.00% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 87.1% 91.5% 92.5% 83.8% 88.0% 60.0% 70.0% 80.0% 90.0% 100.0% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 12.20% 11.68% 10.25% 10.25% 9.98% 9.00% 10.00% 11.00% 12.00% 13.00% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 13.23% 15.33% 14.74% 13.65% 12.93% 12.00% 13.00% 14.00% 15.00% 16.00% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 14

Focused on Delivering Shareholder Value Source: SNL Financial, Company Documents  Data as of or for the three months ended each respective quarter  (1) Refer to appendix for “Reconciliation of non-GAAP financial measures”  (2) As announced 6/29/17, represents the first two quarters of 2017, due to shift from annual to quarterly dividend  Adjusted Quarterly EPS (1) ($)  Tangible Book Value per Share (1) ($)  Dividends per Share ($) $0.28 $0.22 $0.13 $0.33 $0.19 $0.00 $0.15 $0.30 $0.45 $0.60 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 $0.28 $0.25 $0.26 $0.32 $0.34 $0.00 $0.10 $0.20 $0.30 $0.40 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 $12.73 $13.88 $14.11 $12.94 $13.06 $0.00 $4.00 $8.00 $12.00 $16.00 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 $0.12 $0.06 $0.06 $0.08 $0.08 $0.00 $0.04 $0.08 $0.12 $0.16 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 (2)

Our History Source: SNL Financial and Company Filings 2006 2014 2015 2017 1/9/2006 Reliant Bank established 4/1/2015 CUBN and Reliant close merger. $791 million in assets 4/28/2014 CUBN and Reliant announce merger 7/7/2015 Stock begins trading on Nasdaq 3/6/2017 Opened Green Hills branch in Davidson County Total Assets ($mm) Reliant Bank Commerce Union Bank 2012 2013 2014 2015 2017 2016 2011 2010 2009 2008 2007 2006 $385 $385 $450 $363 $379 $382 $317 $205 $111 $232 $253 $296 $209 $187 $148 $133 $98 $35 $876 $912 $1,125 2/21/2017 Expansion into Chattanooga 8/14/2006 Commerce Union Bank established 6/30/2017 Surpassed $1 billion in assets 8/23/2017 Announced Merger with Community First & $25 million Private Placement Q2 ’18 $1,660 2018 1/1/2018 Completed Merger with Community   First 12/31/2017 Officially rebranded as Reliant Bancorp, Inc.

Our Strategy for 2018

- Maintain focus on organic growth
- Core deposit growth / deposit mix
- Full service offices in Murfreesboro (Q3) and Chattanooga (Q4)
- Add lending talent in key growth markets
- Commitment to superior asset quality
- Improve operating efficiency following Community First integration
- Expand digital channel
- Strategic M&A opportunities

Reliant BANCORP, INC.
17

Appendix

Reconciliation of Non-GAAP Financial Measures

Reliant Bancorp, Inc. Adjusted Return on Average Assets, Tangible Common Equity and Earnings Per Share					
(Dollars in thousands)	**June 30, 2017**	**September 30, 2017**	**December 31, 2017**	**March 31, 2018**	**June 30, 2018**
Net Income Attributable to Common Shareholders	$2,187	$1,846	$1,155	$3,741	$2,139
Interest income recognized on payoff of purchased credit impaired loan	--	(218) *	--	--	--
Non-Core Items:					
Purchase accounting adjustments	(28)	(19) *	(19) *	(293)	(73)
Gain on sale of other real estate	--	(1) *	(1) *	--	--
Loss on disposal of premises and equipment	--	31 *	1 *	--	--
Merger expenses	--	460 *	620 *	177	2,483
Deferred tax asset revaluation	--	--	620 *	--	--
Tax effect of adjustments to net income	11	--	--	53	(632)
Adjusted net income attributable to common shareholders	$2,170	$2,099	$2,376	$3,678	$3,917
Average Assets	$972,112	$1,010,536	$1,072,812	$1,613,086	$1,629,714
Adjusted Return on Average Assets	0.89%	0.83%	0.89%	0.91%	0.96%
Average Tangible Common Equity	$96,829	$106,687	$122,648	$149,038	$149,985
Adjusted Return on Average Tangible Common Equity	8.96%	7.87%	7.75%	9.87%	10.45%
Diluted Weighted Average Common Shares	7,873,126	8,280,858	9,039,050	11,477,934	11,495,233
Adjusted Quarterly Earnings Per Share	$0.28	$0.25	$0.26	$0.32	$0.34

* Net of taxes as reported in company documents

Reliant BANCORP, INC.
19

Reconciliation of Non-GAAP Financial Measures (cont.)

Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share					
(Dollars in thousands)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Tangible Assets					
Total assets	$1,003,950	$1,041,180	$1,125,034	$1,611,625	$1,659,658
Less: Goodwill	11,404	11,404	11,404	43,464	43,627
Less: Core deposit intangibles	1,404	1,336	1,280	8,931	8,693
Tangible Assets	$991,142	$1,028,440	$1,112,350	$1,559,230	$1,607,338
Tangible Common Equity					
Total shareholders' equity	$112,589	$137,944	$140,137	$200,951	$202,340
Less: Total preferred equity	--	--	--	--	--
Total Common equity	$112,589	$137,944	$140,137	$200,951	$202,340
Less: Goodwill	11,404	11,404	11,404	43,464	43,627
Less: Core deposit intangibles	1,404	1,336	1,280	8,931	8,693
Tangible Common Equity	$99,781	$125,204	$127,453	$148,556	$150,020
Common Shares Outstanding	7,839,562	9,022,098	9,034,439	11,479,608	11,482,965
Tangible Book Value per Share	$12.73	$13.88	$14.11	$12.94	$13.06
Tangible Common Equity / Tangible Assets	10.07%	12.17%	11.46%	9.53%	9.33%

Reliant BANCORP, INC.

20

Reconciliation of Non-GAAP Financial Measures (cont.)

Reliant Bancorp, Inc. Retail Banking Profitability					
(Dollars in thousands)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Retail Banking Non-Interest Income [(1)]	$594	$516	$629	$1,288	$1,299
Retail Banking Non-Interest Expense [(1)]	$5,780	$5,747	$5,691	$8,980	$8,867
Average Assets	$972,112	$1,010,536	$1,072,812	$1,613,086	$1,629,714
Retail Banking Non-Interest Income / Average Assets	0.24%	0.20%	0.23%	0.32%	0.32%
Retail Banking Non-Interest Expense / Average Assets	2.38%	2.27%	2.12%	2.23%	2.18%

(1) Excludes impact of mortgage joint venture

Reliant BANCORP, INC.

21

Reconciliation of Non-GAAP Financial Measures (cont.)

Reliant Bancorp, Inc. Retail Banking Efficiency Ratio					
	Three months ended,				
(Dollars in thousands)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Operating Expense					
Total noninterest expense	$5,780	$5,747	$5,691	$8,980	$8,867
Less: Other real estate owned expense	–	–	–	–	–
Less: Amortization of intangible assets	–	–	–	–	–
Operating Expense	$5,780	$5,747	$5,691	$8,980	$8,867
Operating Revenue					
Net interest income	$8,405	$8,924	$8,537	$13,044	$13,190
Add: Tax equivalent adjustment for tax exempt interest income	530	566	613	445	490
Tax equivalent net interest Income	$8,935	$9,490	$9,150	$13,489	$13,680
Total noninterest income	594	516	629	1,288	1,299
Less: Gains on sale of securities available for sale	23	–	–	–	25
Less: Gain on sale of other real estate owned	1	1	1	89	20
Less: Gain on acquisition of subordinate debentures	–	–	–	–	–
Add: Loss on disposal of premises and equipment	–	50	2	–	–
Total noninterest income	570	565	630	1,199	1,254
Operating Revenue	$9,505	$10,055	$9,780	$14,688	$14,934
Efficiency Ratio	60.8%	57.2%	58.2%	61.1%	59.4%

Reliant BANCORP, INC.

Excludes impact of mortgage joint venture

22